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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 29, 1999



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



            DELAWARE                       1-3473              95-0862768
 (State or other jurisdiction of        (Commission        (I.R.S. Employer
         incorporation)                 File Number)       Identification No.)



             300 CONCORD PLAZA DRIVE, SAN ANTONIO, TEXAS 78216-6999
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 210-828-8484

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On December 29, 1999, Tesoro Petroleum Corporation ("Tesoro" or "Company") completed the sale of its Bolivian exploration and production operations to BG International, Ltd., a subsidiary of BG plc, effective July 1, 1999. The sale requires authorization from certain Bolivian authorities. The business sold included five shared-risk contracts with an agency of the Bolivian government to explore for and produce hydrocarbons on more than one million gross acres in two producing blocks and three non-producing blocks. The cash sale price in the purchase agreement totaled $100,000,000, which was adjusted on a preliminary basis for revenues, expenses, capital expenditures, working capital changes and certain other items after the effective date to approximately $100,776,000 in cash received at closing. Under the terms of the purchase agreement, this transaction was structured as a sale of stock in a subsidiary corporation. The consideration received, which was determined through a competitive bidding process and negotiations with BG International, Ltd., is subject to post-closing adjustments within 150 days after closing for operations between July 1, 1999, the effective date, and December 29, 1999, the closing date. The cash proceeds will be used to repay debt.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (b)     PRO FORMA FINANCIAL INFORMATION.

                      The unaudited pro forma condensed financial statements of the Company as of September 30, 1999 and for the year ended December 31, 1998 and nine months ended
                      September 30, 1999, have been previously filed in the Registrant's Current Report on Form 8-K dated December 17, 1999 and filed on January 3, 2000.

              (c)     EXHIBITS.

                      +2.1 Stock Purchase Agreement, dated as of November 19, 1999, by and between Tesoro Petroleum Corporation and BG International Limited.

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                 + Filed herewith

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TESORO PETROLEUM CORPORATION
                                                 REGISTRANT






Date:  January 13, 2000
                                         By:  /s/  JAMES C. REED, JR.
                                            -----------------------------------
                                                    James C. Reed, Jr.
                                                 Executive Vice President,
                                               General Counsel and Secretary


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                                  EXHIBIT INDEX


EXHIBIT                              DESCRIPTION
-------                              -----------
   +2.1    Stock Purchase Agreement, dated as of November 19, 1999, by and between Tesoro Petroleum Corporation and BG International Limited.

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+  Filed herewith.


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